=================
                                  THE SCHNEIDER
                                    SMALL CAP
                                   VALUE FUND
                                =================

                                   SEMI-ANNUAL
                                     REPORT
                                FEBRUARY 28, 2001

(LOGO)
[GRAPHIC OMITTED
-----------------------------------
SCHNEIDER CAPITAL MANAGEMENT

                                    SCHNEIDER
                              SMALL CAP VALUE FUND
                     SEMI-ANNUAL INVESTMENT ADVISER'S REPORT
                                FEBRUARY 28, 2001

Dear Fellow Shareholder:

     We are pleased to provide you with the semi-annual report for the Schneider Small Cap Value Fund for the six months ended February 28, 2001.

STOCK MARKET OVERVIEW

     The U.S. stock market suffered a tumultuous decline during the six months ended February, with the Standard & Poor's 500 Index returning -18.30% for the period. The Russell 2000 Index of small cap stocks declined -11.15% and the technology-laden Nasdaq Composite plunged a painful -48.79%.

     The economy abruptly downshifted during the latter half of 2000 and continued to weaken in the first quarter of 2001. A succession of six Fed interest rate increases from July 1999 through May 2000, weak demand for manufactured goods, higher energy prices and a deflation of the technology bubble weighted heavily on the U.S. economy. In this environment, small cap value stocks were generally favored over other investment styles as investors appeared to judge growth stocks to be grossly overvalued in light of their deteriorating business fundamentals and lowered estimates for future earnings growth.

INVESTMENT REVIEW

     The Fund performed slightly better than the benchmark Russell 2000 Value Index over the six-month period ended February 28, 2001, returning 11.46% versus 10.31% for its benchmark. Since inception on September 2, 1998, the Fund has performed extremely well in delivering a 39.92% annualized return versus 14.53% for the index.

     Most helpful to performance during the six-month period ended February 28, 2001, were the outstanding returns produced by the Fund's holdings in the health care sector. Investments in selected HMO's, hospital and related stocks were propelled by substantial improvement in their underlying profitability and earnings power. After years of relentless pressure on both costs and pricing, the industry finally experienced some relief that enabled well-managed firms to increase their margins and restore their profitability.

     Financial Services represented the largest sector weighting in the Fund, and a small number of holdings detracted from overall performance in the sector. Specifically, the Fund owned several insurance stocks that reported unanticipated earnings shortfalls due to unfavorable claims experience, additions to reserves or inadequate cost controls.

                                    SCHNEIDER
                              SMALL CAP VALUE FUND
                     SEMI-ANNUAL INVESTMENT ADVISER'S REPORT
                                FEBRUARY 28, 2001

STRATEGY AND OUTLOOK

     The Fund continues to be invested primarily in companies that we believe are experiencing temporarily depressed profitability, with improvement expected in the medium-term through internally or externally-driven positive change. During the period a portion of our HMO and hospital stocks were sold to capture the substantial appreciation in those holdings, although selected names still offer value. The Fund continues to overweight the savings and loan industry. In our opinion, this group still sells at a discount to its underlying business value, and as the yield curve continues to migrate from an inverted to a more normal shape, we expect earnings and valuations to rebound strongly. We see opportunities beginning to appear in specific niches in cyclical industries that we believe are approaching trough earnings and valuations.

     Doubts are increasing that the U.S. can escape a fall into a prolonged and broad-based recession. We believe that serious structural imbalances in the economy, which include overcapacity in the manufacturing sector, the negative savings rate, a persistent trade deficit, high corporate and consumer debt levels, and the recent decline in consumer wealth, will need to be addressed before the outcome is clear. In the midst of this turbulent environment, we are taking particular care to avoid stocks that appear to be "cheap", but we believe are in reality no bargain due to the likelihood of future earnings erosion. We also continue to find an ample supply of attractive stocks that meet our stringent investment criteria.

     Thank you for the confidence you have shown in us by investing in the Schneider Small Cap Value Fund.

                                          /s/  ARNOLD C. SCHNEIDER III

                                          Arnold C. Schneider III, CFA
                                          Portfolio Manager
                                          Schneider Capital Management

                                    SCHNEIDER
                              SMALL CAP VALUE FUND
                     SEMI-ANNUAL INVESTMENT ADVISER'S REPORT
                          FEBRUARY 28, 2001 (UNAUDITED)



             Comparison of Change in Value of $10,000 Investment in Schneider Small Cap Value Fund (1)(2) vs. Russell 2000 Value Index

                                [GRAPHIC OMITTED]

           EDGAR REPRESENTATION OF DATA POINTS USED IN PRINTED GRAPHIC

                 Schneider Small Cap Value Fund     Russell 2000 Value Index
9/2/98                      $10,000.00                    $10,000.00
9/30/98                     $10,000.00                    $10,362.00
10/31/98                    $11,930.00                    $10,669.75
11/30/98                    $12,410.00                    $10,958.90
12/31/98                    $12,470.71                    $11,303.01
1/31/99                     $13,785.55                    $11,046.43
2/28/99                     $12,531.39                    $10,291.96
3/31/99                     $13,006.76                    $10,207.57
4/30/99                     $15,221.75                    $11,139.52
5/31/99                     $16,233.16                    $11,481.50
6/30/99                     $18,043.59                    $11,897.13
7/31/99                     $18,731.35                    $11,615.17
8/31/99                     $18,245.87                    $11,191.22
9/30/99                     $17,517.66                    $10,967.39
10/31/99                    $16,759.10                    $10,748.04
11/30/99                    $17,456.97                    $10,803.93
12/31/99                    $18,340.82                    $11,135.61
1/31/00                     $17,832.99                    $10,843.86
2/29/00                     $18,069.19                    $11,506.42
3/31/00                     $19,391.91                    $11,560.50
4/30/00                     $19,391.91                    $11,628.71
5/31/00                     $19,769.82                    $11,450.79
6/30/00                     $19,840.68                    $11,785.15
7/31/00                     $19,734.39                    $12,177.60
8/31/00                     $20,750.05                    $12,721.94
9/30/00                     $20,844.53                    $12,649.42
10/31/00                    $20,490.23                    $12,603.88
11/30/00                    $19,415.52                    $12,346.76
12/31/00                    $21,494.55                    $13,672.81
1/31/01                     $24,177.81                    $14,050.18
2/28/01                     $23,127.22                    $14,030.51

--------------------------------------------------------------------------------
                                  Total Returns

                                  VALUE ON                    SINCE
                              FEBRUARY 28, 2001           INCEPTION(3)
                              -----------------           ------------
Schneider Small Cap Value          $23,127                    39.92%
Russell 2000 Value Index           $14,031                    14.53%
--------------------------------------------------------------------------------

     The Fund's total return is based on an increase in net asset value from $10.00 per share on September 2, 1998 to $16.29 per share on February 28, 2001, adjusted for dividends totaling $5.49 per share paid from net investment income and realized gains.

----------
(1) The chart assumes a hypothetical $10,000 initial investment in the Fund made on September 2, 1998 (inception) and reflects Fund expenses. Investors should note that the Fund is a professionally managed mutual fund while the indices are unmanaged, do not incur sales charges and/or expenses and are not available for investment.

(2) Schneider Capital Management waived a portion of its advisory fee and agreed to reimburse a portion of the Fund's operating expenses, as necessary, to maintain the expense limitation, as set forth in the notes to the financial statements. Total returns shown include fee waivers and expense reimbursements, if any; total returns would have been lower had there been no assumption of fees and expenses in excess of expense limitations. Returns shown include the reinvestment of all dividends and other distributions. Past performance is not predictive of future performance. Investment return and principal value will fluctuate, so that your shares, when redeemed, may be worth more or less than their original cost.

(3) Annualized return for the period September 2, 1998 (commencement of operations) through February 28, 2001.

                                    SCHNEIDER
                              SMALL CAP VALUE FUND
                            PORTFOLIO OF INVESTMENTS
                          FEBRUARY 28, 2001 (UNAUDITED)

                                                           SHARES     VALUE
                                                           ------  -----------
DOMESTIC COMMON STOCKS -- 92.5%
AEROSPACE/DEFENSE -- 1.2%
Orbital Sciences Corp.* ..............................     38,000  $   281,960
                                                                   -----------
AGRICULTURE -- 2.6%
Corn Products International, Inc. ....................     25,700      652,780
                                                                   -----------
AUTOMOBILE PARTS & EQUIPMENT -- 0.8%
Visteon Corp. ........................................     12,900      185,760
                                                                   -----------
AUTOMOBILE RENTALS -- 0.2%
ANC Rental Corp.* ....................................     14,400       44,100
                                                                   -----------
BANKS -- 1.3%
Bancfirst Ohio Corp. .................................      8,400      149,100
Pacific Century Financial Corp. ......................      9,000      175,140
                                                                   -----------
                                                                       324,240
                                                                   -----------
CHEMICALS -- 3.3%
Airgas, Inc.* ........................................     20,300      164,633
Georgia Gulf Corp. ...................................      3,000       51,960
IMC Global, Inc. .....................................     13,400      184,250
Millennium Chemicals, Inc. ...........................      5,000       89,500
Mississippi Chemical Corp. ...........................      8,700       38,715
Polyone Corp. ........................................     34,200      294,120
                                                                   -----------
                                                                       823,178
                                                                   -----------
CHEMICALS & PLASTIC -- 1.5%
Wellman, Inc. ........................................     21,600      379,296
                                                                   -----------
CHEMICALS - SPECIALTY -- 0.9%
Lesco, Inc. ..........................................      8,600      119,325
Olin Corp. ...........................................      4,400       91,300
Terra Industries, Inc.* ..............................      3,900       13,416
                                                                   -----------
                                                                       224,041
                                                                   -----------
COMMUNICATION SERVICES -- 1.1%
Metromedia International Group, Inc.* ................     68,200      200,508
Via Net. Works Inc.* .................................     13,800       79,350
                                                                   -----------
                                                                       279,858
                                                                   -----------


                                                           SHARES     VALUE
                                                           ------  -----------
COMPUTER SOFTWARE -- 1.9%
Acclaim Entertainment, Inc.* .........................      3,500  $     4,484
3DO Co.* .............................................     24,000       41,250
MSC Software Corp.* ..................................     39,800      378,100
Systems & Computer Technology Corp.* .................      4,500       54,281
                                                                   -----------
                                                                       478,115
                                                                   -----------
CONSTRUCTION & BUILDING MATERIALS-- 1.0%
USG Corp. ............................................     13,400      255,136
                                                                   -----------
ELECTRICAL EQUIPMENT -- 3.0%
Electro Scientific Industries, Inc.* .................      6,100      171,181
Exide Corp. ..........................................     23,900      218,446
Sensormatic Electronics Corp.* .......................     16,000      350,400
                                                                   -----------
                                                                       740,027
                                                                   -----------
ELECTRONIC COMPONENTS & ACCESSORIES-- 0.1%
Nam Tai Electronics, Inc. ............................        800       14,200
                                                                   -----------
ENGINEERING & CONSTRUCTION -- 1.2%
Willbros Group, Inc.* ................................     31,900      293,161
                                                                   -----------
ENTERTAINMENT -- 0.1%
AMC Entertainment, Inc.* .............................      4,200       25,200
                                                                   -----------
FARM MACHINERY & EQUIPMENT -- 1.0%
CNH Global N.V. ......................................     30,400      249,280
                                                                   -----------
FINANCE -- 1.0%
AmeriCredit Corp.* ...................................      6,300      215,334
Union Acceptance Corp.* ..............................      6,300       31,106
                                                                   -----------
                                                                       246,440
                                                                   -----------
FOOD -- 3.8%
Dean Foods Co. .......................................      1,900       62,624
International Multifoods Corp. .......................     20,400      383,316
Suiza Foods Corp.* ...................................      3,500      171,395
Tate & Lyle PLC - ADR ................................     22,200      321,150
                                                                   -----------
                                                                       938,485
                                                                   -----------
FOOD - MEAT PROCESSING -- 1.3%
Pilgrim's Pride Corp., Class A .......................     44,400      315,240
                                                                   -----------
FOOTWEAR -- 1.3%
Barry (R.G.) Corp.* ..................................     43,600      119,900
Finish Line, Inc., (The) Class A*.....................     28,000      194,250
                                                                   -----------
                                                                       314,150
                                                                   -----------

    The accompanying notes are an integral part of the financial statements.

                                    SCHNEIDER
                              SMALL CAP VALUE FUND
                      PORTFOLIO OF INVESTMENTS (CONTINUED)
                          FEBRUARY 28, 2001 (UNAUDITED)

                                                           SHARES     VALUE
                                                           ------  -----------
HEALTHCARE -- 2.9%
Humana, Inc.* ........................................     13,700  $   184,950
PacifiCare Health Systems, Inc.* .....................      4,400      172,150
Sierra Health Services, Inc.* ........................     41,900      219,975
United Wisconsin Services, Inc. ......................     22,900      144,270
                                                                   -----------
                                                                       721,345
                                                                   -----------
HEALTHCARE FACILITIES -- 3.5%
American Retirement Corp.* ...........................     42,700      181,475
Sunrise Assisted Living, Inc.* .......................     29,000      688,750
                                                                   -----------
                                                                       870,225
                                                                   -----------
HEALTHCARE - MISCELLANEOUS -- 0.6%
Angelica Corp. .......................................     16,200      149,688
                                                                   -----------
HOMEBUILDING -- 5.1%
American Real Estate Partners, L.P.* .................     17,500      172,375
Champion Enterprises, Inc.* ..........................     82,100      451,550
Clayton Homes, Inc. ..................................     30,000      382,500
Newhall Land & Farming Co. ...........................      9,600      254,400
                                                                   -----------
                                                                     1,260,825
                                                                   -----------
INSURANCE -- 1.7%
E. W. Blanch Holdings, Inc. ..........................     21,784      181,243
Mutual Risk Management Ltd. ..........................      8,300       94,205
Scottish Annuity & Life Holdings .....................      9,100      147,875
                                                                   -----------
                                                                       423,323
                                                                   -----------
INSURANCE - PROPERTY & CASUALTY-- 13.6%
American Financial Group, Inc. .......................     33,000      792,000
Danielson Holding Corp.* .............................     55,300      235,025
GAINSCO, Inc. ........................................     20,000       39,400
HCC Insurance Holdings, Inc. .........................     30,400      715,008
Meadowbrook Insurance Group, Inc. ....................      5,700       25,650
Navigators Group, Inc.* ..............................      4,600       63,825
Professionals Group, Inc.* ...........................      7,550      181,672
PXRE Group Ltd. ......................................     34,300      587,559
RenaissanceRe Holdings Ltd. ..........................      6,500      483,275
Zenith National Insurance Corp. ......................      8,400      229,320
                                                                   -----------
                                                                     3,352,734
                                                                   -----------


                                                           SHARES     VALUE
                                                           ------  -----------
INSURANCE - SPECIALTY -- 3.3%
FPIC Insurance Group, Inc.* ..........................     43,900  $   422,537
LandAmerica Financial Group, Inc. ....................      4,500      161,550
LTC Properties, Inc. .................................      6,000       24,120
MIIX Group, Inc. (The) ...............................     26,300      195,935
                                                                   -----------
                                                                       804,142
                                                                   -----------
MACHINERY - SPECIALIZED -- 1.4%
Stewart & Stevenson Services, Inc. ...................     13,600      350,200
                                                                   -----------
MANUFACTURING - SPECIALTY -- 0.9%
York International Corp. .............................      7,200      230,400
                                                                   -----------
MANUFACTURING INDUSTRIES -- 0.6%
ABC-Naco, Inc.* ......................................     24,400      134,200
Park Ohio Holdings Corp.* ............................      2,400       13,200
                                                                   -----------
                                                                       147,400
                                                                   -----------
METAL FABRICATORS -- 0.2%
Hardinge, Inc. .......................................      2,000       25,750
Metals USA, Inc. .....................................     10,900       33,790
                                                                   -----------
                                                                        59,540
                                                                   -----------
METALS -- 1.0%
Brush Engineered Materials, Inc. .....................      9,000      189,450
Century Aluminum Co. .................................      4,100       56,119
                                                                   -----------
                                                                       245,569
                                                                   -----------
OFFICE PRODUCTS -- 1.0%
Interface, Inc. ......................................     22,600      144,075
Moore Corp. Ltd. .....................................     26,300      106,515
                                                                   -----------
                                                                       250,590
                                                                   -----------
OIL & GAS - REFINING -- 0.3%
Tesoro Petroleum Corp.* ..............................      6,300       79,632
                                                                   -----------
OIL & GAS FIELD SERVICES -- 1.9%
Atwood Oceanics, Inc.* ...............................      1,500       65,355
Friede Goldman Halter, Inc.* .........................     51,100      138,481
Smedvig ASA - ADR, Class B ...........................     26,800      269,340
                                                                   -----------
                                                                       473,176
                                                                   -----------
PACKAGING/CONTAINERS -- 0.2%
Gaylord Containers Corp., Class A*....................     45,900       53,244
                                                                   -----------

    The accompanying notes are an integral part of the financial statements.

                                    SCHNEIDER
                              SMALL CAP VALUE FUND
                      PORTFOLIO OF INVESTMENTS (CONTINUED)
                          FEBRUARY 28, 2001 (UNAUDITED)

                                                           SHARES     VALUE
                                                           ------  -----------
PAPER -- 1.7%
Glatfelter P.H. Co. ..................................     26,200  $   314,138
Mercer International, Inc.* ..........................     15,000      109,219
                                                                   -----------
                                                                       423,357
                                                                   -----------
PLASTIC PRODUCTS -- 2.1%
Tupperware Corp. .....................................     22,200      523,920
                                                                   -----------
RETAIL - EATING & DRINKING PLACES -- 0.2%
CKE Restaurants, Inc.* ...............................     12,100       44,770
                                                                   -----------
RETAIL - GROCERY STORES -- 0.3%
The Great Atlantic & Pacific Tea Co.,
   Inc. ..............................................      7,000       66,850
                                                                   -----------
RETAIL - SPECIALTY -- 1.6%
Casual Male Corp. ....................................     41,100      303,112
Intertan, Inc.* ......................................      6,450       80,625
                                                                   -----------
                                                                       383,737
                                                                   -----------
SAVINGS & LOAN ASSOCIATIONS -- 10.0%
BankUnited Financial Corp., Class A* .................     16,400      161,950
Bank Plus Corp.* .....................................     56,600      261,775
Bay View Capital Corp.* ..............................     34,600      217,980
FirstFed Financial Corp.* ............................      5,300      155,290
First Niagara Financial Group ........................      3,200       36,600
Flushing Financial Corp. .............................     12,400      221,650
Pennfed Financial Services ...........................      4,600       88,550
Staten Island Bancorp, Inc. ..........................      3,100       77,035
Thistle Group Holdings Co. ...........................     12,300      111,469
Washington Federal, Inc. .............................     25,250      656,500
Westcorp, Inc. .......................................     27,600      468,924
                                                                   -----------
                                                                     2,457,723
                                                                   -----------
SEMI-CONDUCTORS & RELATED -- 0.4%
Chippac, Inc.* .......................................      2,900       11,600
MEMC Electronic Materials, Inc.* .....................     10,600       86,920
                                                                   -----------
                                                                        98,520
                                                                   -----------
SHIPPING -- 1.8%
Alexander & Baldwin, Inc. ............................      3,500       90,344
Kirby Corp.* .........................................      7,300      147,095
Sea Containers, Ltd., Class A ........................     10,300      213,210
                                                                   -----------
                                                                       450,649
                                                                   -----------


                                                           SHARES     VALUE
                                                           ------  -----------
STEEL -- 2.2%
Birmingham Steel Corp.* ..............................     50,300  $    72,935
Cleveland Cliffs, Inc. ...............................      9,400      168,730
Commercial Metals Co. ................................      3,400       86,938
USX-U.S. Steel Group .................................     13,800      210,312
                                                                   -----------
                                                                       538,915
                                                                   -----------
TELECOMMUNICATIONS EQUIPMENT -- 0.3%
Primus Telecommunications Group, Inc.* ...............     25,200       74,812
                                                                   -----------
TIRES & INNER TUBES -- 2.3%
Titan International, Inc. ............................     26,600      134,596
Wabash National Corp. ................................     39,900      430,920
                                                                   -----------
                                                                       565,516
                                                                   -----------
TRANSPORTATION -- 1.3%
Covenant Transportation, Inc., Class A* ..............     15,400      195,388
Heartland Express, Inc.* .............................      3,900       97,500
U.S. Xpress Enterprises, Inc.* .......................      2,700       18,731
                                                                   -----------
                                                                       311,619
                                                                   -----------
UTILITIES -- 1.5%
Avista Corp. .........................................      7,900      124,425
Sierra Pacific Resources .............................     17,300      239,778
                                                                   -----------
                                                                       364,203
                                                                   -----------
   TOTAL DOMESTIC COMMON STOCKS
     (Cost $20,884,029) ..............................              22,841,271
                                                                   -----------

CANADIAN COMMON STOCK -- 2.7%
Boardwalk Equities, Inc.* ............................     29,000      197,029
Canadian Hotel Income Properties,
   REIT ..............................................     47,461      280,895
Fairfax Financial Holdings Ltd.* .....................      1,300      186,838
                                                                   -----------
   TOTAL CANADIAN COMMON STOCK
     (Cost $712,557) .................................                 664,762
                                                                   -----------


FRENCH COMMON STOCK -- 1.4%
Compagnie Francaise d'Etudes de
   Construction Technip ..............................      2,500      355,149
                                                                   -----------
   TOTAL FRENCH COMMON STOCK
     (Cost $264,612) .................................                 355,149
                                                                   -----------

    The accompanying notes are an integral part of the financial statements.

                                    SCHNEIDER
                              SMALL CAP VALUE FUND
                      PORTFOLIO OF INVESTMENTS (CONCLUDED)
                          FEBRUARY 28, 2001 (UNAUDITED)

                                                            PAR
                                                           (000)      VALUE
                                                           ------  -----------
CONVERTIBLE BONDS -- 0.7%
Asia Pulp & Paper Global Finance
   (Caa3, CCC-)
   23.65%,** 11/18/12 ................................     $3,080  $   161,700
                                                                   -----------
   TOTAL CONVERTIBLE BONDS
     (Cost $255,608) .................................                 161,700
                                                                   -----------


SHORT TERM INVESTMENTS -- 3.2%
Wilmington Fund Cash Sweep
   5.26%, 03/01/01 ...................................        784      783,997
                                                                   -----------
   TOTAL SHORT TERM INVESTMENTS
     (Cost $783,997) .................................                 783,997
                                                                   -----------
TOTAL INVESTMENTS -- 100.5%
   (Cost $22,900,803) ................................              24,806,879
                                                                   -----------
LIABILITIES IN EXCESS
   OF OTHER ASSETS -- (0.5%) ..........................                (120,174)
                                                                   -----------
NET ASSETS -- 100.0% .................................             $24,686,705
                                                                   ===========
----------
 * Non-income producing.
** The rate shown represents yield to maturity on zero coupon bonds.

ADR - American Depository Receipt
REIT - Real Estate Investment Trust

The Moody's Investor Service, Inc. and Standard and Poor's Ratings Group's ratings indicated are the most recent ratings available at February 28, 2001.


    The accompanying notes are an integral part of the financial statements.

                                    SCHNEIDER
                              SMALL CAP VALUE FUND

                       STATEMENT OF ASSETS AND LIABILITIES
                          FEBRUARY 28, 2001 (UNAUDITED)


ASSETS
   Investments, at value (cost-- $22,900,803) ..........      $24,806,879
   Receivable for investments sold .....................          202,220
   Dividends and interest receivable ...................           34,469
   Receivable from advisor .............................            5,032
   Other assets ........................................              887
                                                              -----------
     Total Assets ......................................       25,049,487
                                                              -----------
LIABILITIES
   Payable for investments purchased ...................          320,859
   Accrued expenses payable and other liabilities ......           41,923
                                                              -----------
     Total Liabilities .................................          362,782
                                                              -----------
NET ASSETS
   Capital stock, $0.001 par value .....................            1,516
   Additional paid-in capital ..........................       21,332,734
   Undistributed net investment income .................           35,696
   Accumulated net realized gain from investments
     and foreign exchange transactions, if any .........        1,410,683
   Net unrealized appreciation on investments and
     foreign exchange transactions, if any .............        1,906,076
                                                              -----------
   Net assets applicable to shares outstanding .........      $24,686,705
                                                              ===========
Shares outstanding .....................................        1,515,527
                                                              ===========
Net asset value, offering and redemption price per share           $16.29
                                                              ===========




    The accompanying notes are an integral part of the financial statements.

                                    SCHNEIDER
                              SMALL CAP VALUE FUND

                             STATEMENT OF OPERATIONS

                                   (UNAUDITED)

                                                                                       FOR THE SIX
                                                                                      MONTHS ENDED
                                                                                    FEBRUARY 28, 2001
                                                                                    -----------------
Investment Income
   Dividends ...................................................................       $  162,378*
   Interest ....................................................................           24,411
                                                                                       ----------
                                                                                          186,789
                                                                                       ----------
Expenses
   Advisory fees ...............................................................          103,871
   Administration fees .........................................................           52,565
   Custodian fees and expenses .................................................           26,405
   Administrative service fees .................................................           15,581
   Transfer agent fees and expenses ............................................           13,041
   Printing ....................................................................           11,901
   Federal and state registration fees .........................................            5,951
   Audit and legal fees ........................................................            2,558
   Directors fees ..............................................................              863
   Insurance ...................................................................              233
   Other .......................................................................            1,113
                                                                                       ----------
     Total expenses before waivers .............................................          234,082
   Less: waivers ...............................................................         (119,697)
                                                                                       ----------
     Total expenses after waivers ..............................................          114,385
                                                                                       ----------
Net investment income ..........................................................           72,404
                                                                                       ----------
Netrealized  and  unrealized  gain/(loss)  on  investment  and foreign  exchange transactions: Net realized gain/(loss) from:
     Investments ...............................................................        2,055,014
     Foreign currency transactions .............................................             (183)

   Net change in unrealized appreciation/(depreciation) on:
     Investments ...............................................................          286,055
     Foreign currency transactions .............................................             (530)
                                                                                       ----------

   Net realized and unrealized gain on investments and foreign currency ........        2,340,356
                                                                                      -----------
Net increase in net assets resulting from operations ...........................       $2,412,760
                                                                                       ==========

----------
*Net of foreign withholding taxes of $5,406.

    The accompanying notes are an integral part of the financial statements.

                                    SCHNEIDER
                              SMALL CAP VALUE FUND

                       STATEMENT OF CHANGES IN NET ASSETS


                                                               FOR THE SIX MONTHS         FOR THE
                                                             ENDED FEBRUARY 28, 2001    YEAR ENDED
                                                                  (UNAUDITED)         AUGUST 31, 2000
                                                             -----------------------  ---------------
INCREASE IN NET ASSETS RESULTING FROM OPERATIONS
   Net investment income ....................................       $    72,404        $    68,943
   Net realized gain from investments and
     foreign currency transactions, if any ..................         2,054,831          2,907,567
   Net change in unrealized appreciation/(depreciation)
     on investments and foreign currency transactions, if any           285,525           (658,920)
                                                                    -----------        -----------
   Net increase in net assets resulting from operations .....         2,412,760          2,317,590
                                                                    -----------        -----------
DIVIDENDS AND DISTRIBUTIONS TO SHAREHOLDERS FROM:
   Net investment income ....................................           (93,529)                --
   Net realized capital gains ...............................        (3,249,041)        (2,065,468)
                                                                    -----------        -----------
     Total dividends and distributions to shareholders ......        (3,342,570)        (2,065,468)
                                                                    -----------        -----------
INCREASE IN NET ASSETS DERIVED FROM CAPITAL SHARE
  TRANSACTIONS (SEE NOTE 4) .................................         6,222,822          6,217,845
                                                                    -----------        -----------
     Total increase in net assets ...........................         5,293,012          6,469,967

NET ASSETS
   Beginning of period ......................................        19,393,693         12,923,726
                                                                    -----------        -----------
   End of period ............................................       $24,686,705        $19,393,693
                                                                    ===========        ===========

    The accompanying notes are an integral part of the financial statements.

                                    SCHNEIDER
                              SMALL CAP VALUE FUND

                              FINANCIAL HIGHLIGHTS






--------------------------------------------------------------------------------
Contained below is per share operating performance data for each share outstanding, total investment return, ratios to average net assets and other supplemental data for the period. This information has been derived from information provided in the financial statements.
--------------------------------------------------------------------------------


                                                                  FOR THE SIX MONTHS         FOR THE          FOR THE PERIOD
                                                               ENDED FEBRUARY 28, 2001      YEAR ENDED       SEPTEMBER 2, 1998*
                                                                    (UNAUDITED)          AUGUST 31, 2000  THROUGH AUGUST 31, 1999
                                                               -----------------------   ---------------  -----------------------
PER SHARE OPERATING PERFORMANCE**
Net asset value, beginning of period .........................        $ 17.57                $ 18.04             $ 10.00

Net investment income/(loss)(1) ..............................           0.05                   0.07               (0.02)
Net realized and unrealized gain on investments and
   foreign exchange transactions, if any(2) ..................           1.55                   1.94                8.19
                                                                      -------                -------             -------
Net increase in net assets resulting from operations .........           1.60                   2.01                8.17
                                                                      -------                -------             -------
Dividends and distributions to shareholders from:
Net investment income ........................................          (0.08)                 --                  --
Net realized capital gains ...................................          (2.80)                 (2.48)              (0.13)
                                                                      -------                -------             -------
Total dividends and distributions to shareholders ............          (2.88)                 (2.48)              (0.13)
                                                                      -------                -------             -------
Net asset value, end of period ...............................        $ 16.29                $17.57              $18.04
                                                                      =======                =======             =======
Total investment return(3) ...................................          11.46%                 13.72%              82.46%
                                                                      =======                =======             =======
RATIO/SUPPLEMENTAL DATA
Net assets, end of period (000's omitted) ....................        $24,687                $19,394             $12,924
Ratio of expenses to average net assets(1) ...................           1.10%(4)               1.10%               1.10%(4)
Ratio of expense to average net assets without waivers and
   expense reimbursements ....................................           2.25%(4)               2.37%               3.90%(4)
Ratio of net investment income/(loss) to average net assets(1)           0.70%(4)               0.44%              (0.17)%(4)
Portfolio turnover rate ......................................          51.37%                 84.93%             145.99%

----------
*   Commencement of operations.
** Calculated based on shares outstanding on the first and last day of the respective period, except for dividends and distributions, if any, which are based on actual shares outstanding on the dates of distributions.
(1) Reflects waivers and reimbursements.
(2) The amounts shown for each share outstanding throughout the respective period are not in accord with the changes in the aggregate gains and losses on investments during the respective period because of the timing of sales and repurchases of Fund shares in relation to fluctuating net asset value during the respective period.
(3) Total investment return is calculated assuming a purchase of shares on the first day and a sale of shares on the last day of each period reported and includes reinvestments of dividends and distributions, if any. Total investment returns are not annualized.
(4) Annualized

    The accompanying notes are an integral part of the financial statements.

                                    SCHNEIDER
                              SMALL CAP VALUE FUND

                          NOTES TO FINANCIAL STATEMENTS

                          FEBRUARY 28, 2001 (UNAUDITED)

1.   ORGANIZATION AND SIGNIFICANT ACCOUNTING POLICIES

     The RBB Fund, Inc. ("RBB") was incorporated under the laws of the State of Maryland on February 29, 1988 and is registered under the Investment Company Act of 1940, as amended, (the "Investment Company Act") as an open-end management investment company. RBB is a "series fund", which is a mutual fund divided into separate portfolios. Each portfolio is treated as a separate entity for certain matters under the Investment Company Act, and for other purposes, and a shareholder of one portfolio is not deemed to be a shareholder of any other portfolio. Currently RBB has fourteen investment portfolios, including the Schneider Small Cap Value Fund (the "Fund") which commenced investment operations on September 2, 1998. As of the date hereof, the Fund offers the Institutional Class.

     RBB has authorized capital of thirty billion shares of common stock of which 15.98 billion are currently classified into ninety-four classes. Each class represents an interest in one of fourteen investment portfolios of RBB. The classes have been grouped into thirteen separate "families", eight of which have begun investment operations, including the Schneider Small Cap Value Fund.

     PORTFOLIO VALUATION -- The net asset value of the Fund is determined as of 4:00 p.m. Eastern Standard Time on each business day. The Fund's securities are valued at the last reported sales price on the national securities exchange or national securities market on which such shares are primarily traded. If no sales are reported, as in the case of some securities traded over-the-counter, portfolio securities are valued at the mean between the last reported bid and asked prices. Securities for which market quotations are not readily available are valued at fair market value as determined in good faith by or under the direction of RBB's Board of Directors. With the approval of the RBB's Board of Directors, the Fund may use a pricing service, bank or broker-dealer experienced in such matters to value its securities. Short-term obligations with maturities of 60 days or less are valued at amortized cost, which approximates market value. Expenses and fees, including investment advisory and administration fees are accrued daily and taken into account for the purpose of determining the net asset value of the Fund.

     USE OF ESTIMATES -- The preparation of financial statements in conformity with accounting principles generally accepted in the United States of America, requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the period. Actual results could differ from those estimates.

     REPURCHASE AGREEMENTS -- The Fund has agreed to purchase securities from financial institutions subject to the seller's agreement to repurchase them at an agreed-upon time and price ("repurchase agreements"). The financial institutions with whom the Fund enters into repurchase agreements are banks and broker/dealers which Schneider Capital Management, LP (the Fund's investment adviser or "SCM") considers creditworthy. The seller under a repurchase agreement will be required to maintain the value of the securities as collateral, subject to the agreement at not less than the repurchase price plus accrued interest. SCM marks to market daily the value of the collateral, and, if necessary, requires the seller to maintain additional securities, to ensure that the value is not less than the repurchase price. Default by or bankruptcy of the seller would, however, expose the Fund to possible loss because of adverse market action or delays in connection with the disposition of the underlying securities.

                                    SCHNEIDER
                              SMALL CAP VALUE FUND

                    NOTES TO FINANCIAL STATEMENTS (CONTINUED)

                          FEBRUARY 28, 2001 (UNAUDITED)

     INVESTMENT TRANSACTIONS AND INVESTMENT INCOME -- Transactions are accounted for on the trade date. The cost of investments sold is determined by use of the specific identification method for both financial reporting and income tax purposes in determining realized gains and losses on investments. Interest income is recorded on the accrual basis. Dividend income is recorded on the ex-dividend date.

     FOREIGN CURRENCY TRANSLATION -- Foreign securities, other assets and liabilities are valued using the foreign currency exchange rate effective at the end of the reporting period. Cost of investments is translated at the currency exchange rate effective at the trade date. The gain or loss resulting from a change in currency exchange rates between the trade and settlement dates of a portfolio transaction is treated as a gain or loss on foreign currency. Likewise, the gain or loss resulting from a change in currency exchange rates, between the date income is accrued and paid, is treated as a gain or loss on foreign currency. The Fund does not separate that portion of the results of operations arising from changes in exchange rates and that portion arising from changes in the market prices of securities.

     DIVIDENDS AND DISTRIBUTIONS -- Dividends from net investment income, if any, are declared and paid at least annually to shareholders. Distributions from net realized capital gains, if any, are distributed at least annually. Income and capital gain distributions are determined in accordance with U.S. federal income tax regulations, which may differ from generally accepted accounting principles. These differences include the treatment of non-taxable dividends, expiring capital loss carryforwards, foreign currency gain/loss, partnerships, and losses deferred due to wash sales and excise tax regulations. Permanent book and tax basis differences relating to shareholder distributions will result in reclassifications to paid in capital.

     U.S. FEDERAL TAX STATUS -- No provision is made for U.S. federal income taxes as it is the Fund's intention to continue to qualify for and elect the tax treatment applicable to regulated investment companies under Subchapter M of the Internal Revenue Code of 1986, as amended, and make the requisite distributions to its shareholders which will be sufficient to relieve it from U.S. federal income and excise taxes.

2.   TRANSACTIONS WITH AFFILIATES AND RELATED PARTIES

     SCM serves as the Fund's investment adviser. For its advisory services, SCM is entitled to receive 1.00% of the Fund's average daily net assets, computed daily and payable monthly.

     The adviser has agreed to limit the Fund's total operating expenses for the current fiscal year to the extent that such expenses exceeded 1.10% of the Fund's average daily net assets. As necessary, this limitation is effected in waivers of advisory fees and reimbursements of other fund expenses. For the six months ended February 28, 2001, investment advisory fees and waivers of expenses were as follows:


                                                GROSS ADVISORY           WAIVERS            NET ADVISORY
                                                --------------          ----------          ------------
     Schneider Small Cap Value Fund                $103,871             $(102,134)              $1,737

     The Fund will not pay SCM at a later time for any amounts it may waive or any amounts that SCM has assumed.

                                    SCHNEIDER
                              SMALL CAP VALUE FUND

                    NOTES TO FINANCIAL STATEMENTS (CONTINUED)

                          FEBRUARY 28, 2001 (UNAUDITED)

     PFPC Trust Co. serves as custodian of the Fund. PFPC Inc. ("PFPC"), serves as administrator for the Fund. Both PFPC Trust Co. and PFPC are wholly-owned subsidiaries of PFPC Worldwide, Inc., an indirect majority-owned subsidiary of the PNC Financial Services Group, Inc. For providing administrative services PFPC is entitled to receive a monthly fee equal to an annual rate of 0.125% of the Fund's average daily net assets, subject to a minimum monthly fee of $8,333 per Fund plus out of pocket expenses.

     For the six months ended February 28, 2001, PFPC, at its discretion, voluntarily agreed to waive a portion of its administration fees for the Fund. During this period, PFPC's administration fees and related waivers were as follows:


                                                     GROSS                                        NET
                                              ADMINISTRATION FEES         WAIVERS         ADMINISTRATION FEES
                                              -------------------         --------        -------------------
     Schneider Small Cap Value Fund                 $52,565               $(4,098)              $48,467

     In addition, PFPC serves as the Fund's transfer and disbursing agent. PFPC, at its discretion, voluntarily agreed to waive a portion of its transfer agency fees for the Fund. During the six months ended February 28, 2001, transfer agency fees and waivers were as follows:


                                                GROSS TRANSFER                               NET TRANSFER
                                                  AGENCY FEES             WAIVERS             AGENCY FEES
                                                --------------           --------            ------------
     Schneider Small Cap Value Fund                 $13,041              $(1,000)               $12,041

     From September 1, 2000 through January 1, 2001, Provident Distributors, Inc. (PDI) provided certain administrative services to the Fund. As compensation for such administrative services, PDI received a monthly fee equal to an annual rate of 0.15% of the Fund's average daily net assets.

     For the period ended January 1, 2001, PDI, at its discretion, voluntarily agreed to waive a portion of its administrative services fees for the Fund. During this period, administrative services fees were as follows:


                                                     GROSS
                                                ADMINISTRATIVE                            NET ADMINISTRATIVE
                                                 SERVICES FEES            WAIVERS            SERVICES FEES
                                                --------------           --------         ------------------
     Schneider Small Cap Value Fund                  $9,741              $(7,793)               $1,948

     Since January 2, 2001, PFPC Distributors, Inc., a wholly-owned subsidiary of PFPC Worldwide, Inc. and an indirect majority-owned subsidiary of the PNC Financial Services Group, Inc., provides certain administrative services to the Fund. As compensation for such administrative services, PFPC Distributors receives a monthly fee equal to an annual rate of 0.15% of the Fund's average daily net assets.

     For the period ended February 28, 2001, PFPC Distributors, at its discretion, voluntarily agreed to waive a portion of its administrative services fees for the Fund. During this period, administrative services fees were as follows:

                                                     GROSS
                                                ADMINISTRATIVE                            NET ADMINISTRATIVE
                                                 SERVICES FEES            WAIVERS            SERVICES FEES
                                                --------------           --------         ------------------
     Schneider Small Cap Value Fund                  $5,840              $(4,672)               $1,168

     These fees are accrued daily and paid monthly.

                                    SCHNEIDER
                              SMALL CAP VALUE FUND

                    NOTES TO FINANCIAL STATEMENTS (CONCLUDED)

                          FEBRUARY 28, 2001 (UNAUDITED)

3.   INVESTMENT IN SECURITIES

     For U.S.  federal  income tax  purposes,  the cost of  securities  owned at
February   28,   2001  was   $22,948,475.   Accordingly,   the  net   unrealized
appreciation/(depreciation) of investments was as follows:


                                                                                           NET APPRECIATION/
                                                 APPRECIATION          DEPRECIATION         (DEPRECIATION)
                                                 ------------          ------------        -----------------
     Schneider Small Cap Value Fund               $4,188,165           $(2,329,761)           $1,858,404

     For the six months ended February 28, 2001, aggregate purchases and sales of investment securities (excluding short-term investments) were as follows:

                                         PURCHASES               SALES
                                        -----------           -----------
     Schneider Small Cap Value Fund     $13,111,299           $10,770,060

4.   CAPITAL SHARE TRANSACTIONS

     As of February 28, 2001 the Fund has 100,000,000 shares of $0.001 par value common stock authorized.

     Transactions in capital shares for the six months ended February 28, 2001 were as follows:

                                             SCHNEIDER SMALL CAP
                                                 VALUE FUND
                                           ----------------------
                                            SHARES      AMOUNT
                                           --------   -----------
     Sales .........................       259,722    $ 4,224,998
     Reinvest ......................       230,776      3,288,554
     Repurchases ...................       (78,893)    (1,290,730)
                                           --------   -----------
     Net increase ..................       411,605    $ 6,222,822
                                           =======    ===========

     On February 28, 2001, two shareholders held approximately 20% of the outstanding shares of the Schneider Small Cap Value Fund. One of the shareholders, an officer of the advisor, owns approximately 9% of the outstanding shares.

INVESTMENT ADVISER
Schneider Capital Management
460 E. Swedesford Road
Wayne, PA 19087

ADMINISTRATOR/TRANSFER AGENT
PFPC Inc.
400 Bellevue Parkway
Wilmington, DE 19809

DISTRIBUTOR
PFPC Distributors, Inc.
3200 Horizon Dr.
King of Prussia, PA 19046

CUSTODIAN
PFPC Trust Company
8800 Tinicum Blvd.
Suite 200
Philadelphia, PA 19153

INDEPENDENT ACCOUNTANTS
PricewaterhouseCoopers LLP
Two Commerce Square, Suite 1700
2001 Market Street
Philadelphia, PA 19103-7042

COUNSEL
Drinker Biddle & Reath LLP
One Logan Square
18th and Cherry Streets
Philadelphia, PA 19103-6996

This report is submitted for the general information of the shareholders of the Fund. It is not authorized for the distribution to prospective investors in the Fund unless it is preceded or accompanied by a current prospectus which includes details regarding the Fund's objectives, policies and other information. Total investment return is based on historical results and is not intended to indicate future performance. The investment return and principal value of an investment in the Fund will fluctuate, so that an investor's shares, when redeemed, may be worth more or less than original cost.